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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K
                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 1998

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                        CONCENTRA MANAGED CARE, INC.
           (Exact name of Registrant as specified in its charter)


           DELAWARE                   000-22751                04-3363415
        (State or other        (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)

       312 UNION WHARF                                           02109
    BOSTON, MASSACHUSETTS                                      (Zip code)
    (Address of principal
     executive offices)


       Registrants telephone number, including area code:  (617) 367-2163

                                   NOT APPLICABLE
                   (former address if changed since last report)

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ITEM 5.  OTHER EVENTS

         See the press release attached hereto as Exhibit 99.1 dated March 10, 1998 announcing the intention of Concentra Managed Care, Inc. (the "Company") to make a Rule 144A offering of $200,000,000 aggregate principal amount of unsecured convertible subordinated notes due 2003.

         Also see the press release attached hereto as Exhibit 99.2 dated March 11, 1998 announcing the Company's sale of a new issue of $200,000,000 aggregate principal amount of 4.50% Convertible Subordinated Notes due March 15, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         99.1     Press Release of the Registrant dated March 10, 1998

         99.2     Press Release of the Registrant dated March 11, 1998



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CONCENTRA MANAGED CARE, INC.
                            (Registrant)



                            By:  /s/ Joseph F. Pesce
                               ----------------------------------------
                            Name:   Joseph F. Pesce
                            Title:  Executive Vice President and
                                    Chief Financial Officer

Date:  March 11, 1998


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER
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  99.1     Press Release of Registrant dated March 10, 1998

  99.2     Press Release of Registrant dated March 11, 1998